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                                                                    Exhibit 99.2

                          NOTICE OF GUARANTEED DELIVERY

                            J. CREW INTERMEDIATE LLC
 OFFER TO EXCHANGE ITS 16.0% SENIOR DISCOUNT CONTINGENT PRINCIPAL NOTES DUE 2008
    WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                                 FOR ANY AND ALL
      OUTSTANDING 16.0% SENIOR DISCOUNT CONTINGENT PRINCIPAL NOTES DUE 2008

     This form or one substantially equivalent hereto must be used to accept the offer (the "EXCHANGE OFFER") of J. Crew Intermediate LLC, a Delaware limited
liability company (the "ISSUER") made pursuant to the Prospectus, dated        ,
2003 (the "PROSPECTUS"), and the enclosed Letter of Transmittal (the "LETTER OF TRANSMITTAL") if certificates for the Initial Notes are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Issuers prior to 5:00 P.M., New York City time, on the expiration date of the Exchange Offer. Such form may be delivered by mail or hand delivery to U.S. Bank National Association (the "EXCHANGE AGENT") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Initial Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the expiration date of the Exchange Offer. Capitalized terms not defined herein are defined in the Letter of Transmittal.

           DELIVERY TO: U.S. BANK NATIONAL ASSOCIATION, EXCHANGE AGENT

            BY REGISTERED, CERTIFIED, OR OVERNIGHT MAIL, OR BY HAND:
                       U.S. Bank Corporate Trust Services
                              180 East Fifth Street
                            St. Paul, Minnesota 55101
                         Attention: Specialized Finance
                            Telephone: (800) 934-6802
                            Facsimile: (651) 244-1537

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

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Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Issuers the principal amount of Initial Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

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
Principal Amount of Initial Notes Tendered:             Address(es):
                                                                     --------------------------

$
 -------------------------------------------------      ---------------------------------------

Certificate Nos. (if available):                        ---------------------------------------

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If Initial Notes will be delivered by book-entry        Area Code and Telephone Number(s):
transfer to The Depositary Trust Company, provide
account number.                                         ---------------------------------------

                                                        ---------------------------------------
Account Number
              ------------------------------------

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Name(s) of Record Holders(s):                           Signature(s):

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                  THE ACCOMPANYING GUARANTEE MUST BE COMPLETED.

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                                    GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office correspondent in the United States or any "eligible guarantor" institution within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent, at its address set forth above, the certificates representing all tendered Initial Notes, in proper form for transfer, or a Book-Entry Confirmation, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within five business days after the expiration date.

Name of Firm:
             ---------------------------          ------------------------------
                                                      (AUTHORIZED SIGNATURE)

Address:                                          Title:
        --------------------------------

----------------------------------------          Name:

                                                  Date:
                                                        ------------------------
Area Code and
Telephone Number:
                 -----------------------

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